Exhibit 99.52

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  October, 1998
           Series 1998-16, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %              7.089622
                                                      ----------------------
       Weighted average maturity                                     174.28
                                                      ----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                               Principal
            Principal Per   Prepayments Per    Interest Per
      Class  Certificate      Certificate       Certificate       Payout Rate
      -----  -----------      -----------       -----------       -----------
       R    $ 1000.00000000 $ 545.10000000  $ 134682.50000000  %161,619.00000000
       PO   $    3.63817761 $   0.23824931  $      0.00000000  %      0.00000000
       A1   $    8.59608381 $   4.68531408  $      5.41666671  %      6.50000005
       A2   $    0.00000000 $   0.00000000  $      5.41666667  %      6.50000000
       A3   $    3.24090333 $   1.76646148  $      5.41666667  %      6.50000000
       A5   $    8.59608376 $   4.68531406  $      5.20833327  %      6.24999992
       A4   $    0.00000000 $   0.00000000  $      0.20833327  %      0.24999992
       A6   $    7.12368094 $   3.88277765  $      5.41666667  %      6.50000000
       RL   $ 1000.00000000 $ 545.10000000  $      5.40000000  %      6.48000000
       M    $    3.24090152 $   0.00000000  $      5.41666756  %      6.50000107
       B1   $    3.24091033 $   0.00000000  $      5.41667335  %      6.50000802
       B2   $    3.24091033 $   0.00000000  $      5.41667335  %      6.50000802
       B3   $    3.24090566 $   0.00000000  $      5.41666852  %      6.50000223
       B4   $    3.24089964 $   0.00000000  $      5.41667335  %      6.50000802
       B5   $    3.24089873 $   0.00000000  $      5.41665389  %      6.49998467

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $         N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            18,374.68
                                                               -----------------

C.    The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       247,648,529.57
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 795
                                                              -----------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance          Cusip
-----         -------           -----------------       -------          -----
R    $                  100.00  $            0.00  $             0.00  36157RSL0
PO   $              443,527.00  $      441,913.37  $           996.36  GEC9816PO
A1   $           53,222,479.00  $   52,764,974.11  $           991.40  36157RSE6
A2   $            6,750,000.00  $    6,750,000.00  $         1,000.00  36157RSF3
A3   $           27,000,000.00  $   26,912,495.61  $           996.76  36157RSG1
A5   $           50,500,000.00  $   50,065,897.77  $           991.40  36157RSJ5
A4   $           50,500,000.00  $   50,065,897.77  $           991.40  36157RSH9
A6   $          106,500,000.00  $  105,741,327.98  $           992.88  36157RSK2
SUP  $          225,284,694.00  $  127,827,962.66  $           567.41  GE9816SUP
RL   $                  100.00  $            0.00  $             0.00  GEC9816RL
M    $            1,870,532.00  $    1,864,469.79  $           996.76  36157RSM8
B1   $              623,510.00  $      621,489.26  $           996.76  36157RSN6
B2   $              623,510.00  $      621,489.26  $           996.76  36157RSP1
B3   $            1,122,319.00  $    1,118,681.67  $           996.76  36157RSU0
B4   $              374,106.00  $      372,893.56  $           996.76  36157RSV8
B5   $              374,109.19  $      372,896.74  $           996.76  36157RSW6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             150      Principal Balance  $      49,951,393.46
                               --------                          ---------------
       2.   60-89 days
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       3.   90 days or more
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       4.   In Foreclosure
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       5.   Real Estate Owned
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $               0.00
                                                              ------------------

       2.   Bankruptcy Loss Amount:                        $               0.00
                                                              ------------------

       3.   Fraud Loss Amount:                             $               0.00
                                                              ------------------

       4.   Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                   -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.